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4170/BLUSEC##



                         FIRST AMENDMENT

                                TO

                    REVOLVING CREDIT AGREEMENT


           First Amendment, dated as of January 21, 1994, to the Revolving Credit Agreement, dated as of January 14, 1994 (the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD", and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

           The Borrowers, the Guarantor and the Lenders desire to amend the definition of the term "Termination Date" contained in the Credit Agreement and to make certain technical changes with respect to cash collateralized letters of credit issued pursuant to the Credit Agreement. Accordingly, the Borrowers, the Guarantor and the Lenders hereby agree as follows:

           1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

           2.   Interim Facility.

                (a)  The second sentence of the "Background"
recitals of the Credit Agreement is hereby amended by deleting the dollar amount "$50 million" referred to therein and substituting therefor the dollar amount "$40 million."

                (b) The second sentence of Section 2.01(a) of the Credit Agreement is hereby amended by deleting the dollar amount "$50 million" referred to therein and substituting therefor the dollar amount "$40 million."

           3. L/C Inventory: Borrowing Base. Clause (i)(B) of the first sentence of the definition of "Borrowing Base" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "(B) from and after the date on which the Agent has received UCC searches or other evidence reasonably satisfactory to the Agent establishing the absence of any Liens on the Inventory of the Borrowers located in the
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                Borrowers' distribution center in Joppa,
                Maryland, 60% of the value of L/C Inventory and"

           4. Termination Date. Clause (i) of the last sentence of Section 2.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

           "(i) January 21, 1994, if the Interim Bankruptcy
Court Order has not been entered on or prior to such date,"

           5.   Documentary Letters of Credit.

                (a)  The definition of "L/C Inventory" in
Section 1.01 of the Credit Agreement is hereby amended by adding the following parenthetical clause at the end thereof:

                "(and shall not include inventory supported by Letters of Credit issued for the benefit of domestic trade creditors)"

                (b)  Clause (z) of paragraph (ii) of Section
3.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                "(z) aggregate Letter of Credit Exposure at any one time in excess of $12 million resulting from the issuance of Letters of Credit for the benefit of domestic trade creditors in connection with the purchase of merchandise or goods of either Borrower shall not be permitted."

           6.   Technical Changes with Respect to Cash
Collateralized Letters of Credit.

                (a) The third sentence of Section 2.01(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

           ", provided that, for purposes of Letters of Credit issued pursuant to paragraph (ix) of Section 3.01(a) hereof that are supported by cash collateral, the Borrowing Base limitation shall be excluded from the Current Commitment"

                (b) The third sentence of Section 3.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

           "CIT shall have no obligation to arrange for the issuance of Letters of Credit on or after the
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           Termination Date or which, when added to the
           aggregate amount of all outstanding and
           contemporaneous Loans and the Letter of Credit Exposure at such time, would cause the amount of all Loans and the Letter of Credit Exposure at any time to exceed the Current Commitment at such time, provided that, for purposes of Letters of Credit issued pursuant to paragraph (ix) of this Section 3.01(a) that are supported by cash collateral, the Borrowing Base limitation shall be excluded from the Current Commitment"

                (c) Section 7.02(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                "(d) The aggregate unpaid principal amount of the Loans and the Letter of Credit Exposure shall not exceed, and after giving effect to the requested Credit Extension will not exceed, the Current Commitment, provided that, for purposes of Letters of Credit issues pursuant to paragraph (ix) of Section 3.01(a) hereof that are supported by cash collateral, the Borrowing Base limitation shall be excluded from the Current Commitment."

                (d) Exhibit D to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex I to this Amendment.

           7.   Increased Costs.  The first sentence of Section
2.11(d) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

                     "; provided further, that such Lender shall provide to the Borrowers and the Agents a certificate setting forth the basis on which such demand is made"

           8.   Maintenance of Inventory.  Section 9.16 of the
Credit Agreement is hereby amended by adding the following proviso at the end thereof:

                     ", provided that the Borrowers and the
                     Agent shall negotiate in good faith to
                     determine an adjustment to the minimum
                     amount and maximum amount of Inventory set forth above in connection with the store closings permitted by Section 9.09(b)(i) and (iii) hereof"

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           9.   Schedules.  Schedule 6.23 to the Credit
Agreement is hereby amended by adding immediately after the heading "Trademarks" the following sentence:

                     "All Trademarks are owned by MGRR, Inc."

           10. Exhibits. Exhibit B to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex II to this Amendment.

           11. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date");

           (ii) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Lenders.

          (iii) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

           12.  Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

                (a) The execution, delivery and performance by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit Agreement as amended hereby (A) have been duly authorized by all necessary corporate action and (B) do not and will not contravene their organizational documents or any applicable law.

                (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

                (c)  The representations and warranties
contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

           13. Continued Effectiveness of Credit Agreement. Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and
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shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of the Credit Agreement and security interest or lien is hereby ratified and confirmed in all respects.

           14.  Miscellaneous.

                a.   This Amendment may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                d. The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               BORROWERS:

                               MERRY-GO-ROUND ENTERPRISES, INC.,
                               as debtor and as
                               debtor-in-possession
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                               By: /s/ Isaac Kaufman
                                    Name:
                                    Title: Executive Vice
                                           President


                               MGR DISTRIBUTION CORPORATION, as
                               debtor and as debtor-in-possession


                               By: /s/ Isaac Kaufman
                                    Name:
                                    Title: Vice President


                               Guarantor:

                               MGRR, INC., as debtor and as
                               debtor-in-possession


                               By: /s/ Isaac Kaufman
                                    Name:
                                    Title: Vice President


                               AGENT AND LENDER:

                               THE CIT GROUP/BUSINESS CREDIT,
                               INC.


                               By: /s/
                                      Name:
                                      Title: